Filed Pursuant to Rule 497(e)
Series Portfolios Trust Registration No. 333-206240

May 9, 2018

WEISS ALTERNATIVE BALANCED RISK FUND

Class A	(not available for purchase)
Investor Class	WEIZX
Class I	(not available for purchase)
Class K	WEIKX

a Series of Series Portfolios Trust

Supplement to the Statement of Additional Information (“SAI”)
 dated February 28, 2018

The following disclosure is hereby added to the SAI for the Weiss Alternative Balanced Risk Fund (the “Fund”), in the section entitled “Investment Policies and Risks,” beginning on page B-3:

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as a non-principal investment strategy. Reverse repurchase agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the Fund will maintain the segregation, either on its records or with the Fund’s custodian, of cash or other liquid securities, marked-to-market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a  reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Please retain this Supplement with the SAI.